                                                                    Exhibit 99.1

                      TERM SHEET DATED SEPTEMBER 16, 1996

                       GREEN TREE FINANCIAL CORPORATION
    CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS, SERIES 1996-D
                          $367,733,592 (APPROXIMATE)

                              Subject to Revision

SELLER/SERVICER:    Green Tree Financial Corporation ("Green Tree").
TRUSTEE:            First Trust National Association
UNDERWRITERS:       Merrill Lynch (Lead), Lehman Brothers (Co).

                                     Ratings            WAL         Exp Final
                    Amount         (S&P/Fitch)       at 15% CPR      Maturity
                    ------         -----------       ----------     ---------
  To Call:
   HI: A-1       $65,000,000         AAA/AAA            1.08            28
   HI: A-2       $33,000,000         AAA/AAA            3.09            49
   HI: A-3       $45,220,000         AAA/AAA            5.91           101
   HI: M-1       $14,810,000         AA/AA              9.41           118
   HI: M-2       $ 8,970,000         A/A                9.79           118
   HI: B-1       $ 7,180,000         BBB/BBB            5.14            87
   HI: B-2       $ 5,382,937         A-/A               9.05           118
  To Maturity
   HI: M-1       $14,810,000         AA/AA              9.98           147
   HI: M-2       $ 8,970,000         A/A               15.26           299
   HI: B-2       $ 5,382,937         A-/A              10.80           299

                                     Ratings              WAL         Exp Final
                    Amount         (S&P/Fitch)       at 100% Base*    Maturity
                    ------         -----------       -------------    ---------
  To Call:
   HE: A-1       $62,000,000         AAA/AAA              1.06            24
   HE: A-2       $54,000,000         AAA/AAA              3.06            54
   HE: A-3       $18,000,000         AAA/AAA              5.08            70
   HE: A-4       $29,260,000         AAA/AAA              7.48           118
   HE: M-1       $ 9,400,000         AA/AA+               9.79           118
   HE: M-2       $ 6,580,000         A/AA                 9.79           118
   HE: B-1       $ 6,580,000         BBB/A                5.38           103
   HE: B-2       $ 2,350,655         A-/A                 9.62           118
  To Maturity
   HE: M-1       $ 9,400,000         AA/AA+              11.23           157
   HE: M-2       $ 6,580,000         A/AA                14.84           357
   HE: B-2       $ 2,350,655         A-/A                11.72           357

CUT-OFF DATE:       September 1, 1996 (or the date of origination, if later)
EXP. PRICING:       September 18, 1996
EXP. SETTLEMENT:    September 30, 1996
LEGAL FINAL:        Home Improvement (secured) - July 2027
                    Home Equity                - September 2027
- ----------------------
* 100% Base (100% Prepayment Assumption) assumes a conditional prepayment rate of 4% per annum of the then outstanding principal balance of the Home Equity Contracts in the first month of the life of the Home Equity Contracts and an additional 1.45% (precisely, 16/11%) per annum in each month thereafter until the twelfth month. Beginning in twelfth month and in each month thereafter, the conditional prepayment rate is 20%.

[MERRILL LYNCH LOGO]                   1
- --------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

INTEREST/PRINCIPAL: The 15th day of each month (or if such 15th day is not a business day, the next succeeding business day), commencing on October 15, 1996.

CROSS
 COLLATERALIZATION: On each Payment Date the Amount Available for each Sub-Pool remaining after making distributions to the related Certificates will generally be available to make distributions to the Certificates related to the other Sub-Pool.

ERISA:              Class HI:A and Class HE:A Certificates are ERISA eligible.
                    The Class HI: M-1, HE:M-1, HI:M-2, HE:M-2, HI:B-1, HE:B-1, HI:B-2 and HI:B-2 Certificates will not be sold to benefit plans unless such plans deliver a legal opinion to the Trustee stating that assets of the Trust are not deemed "plan assets".

TAX STATUS:         The Trust will elect to be treated as a REMIC for federal
                    income tax purposes.

                     HOME IMPROVEMENT CERTIFICATE STRUCTURE

CREDIT ENHANCEMENT: Class HI:A:   20.25% subordination (Class HI:M-1, HI:M-2,
                                  HI:B-1, and HI:B-2)  & Residual (Class C)
                    Class HI:M-1: 12.00% subordination (Class HI:M-2, HI:B-1
                                  and HI:B-2) & Residual (Class C)
                    Class HI:M-2: 7.00% subordination (Class HI:B-1 and HI:B-2)
                                  & Residual (Class C)
                    Class HI:B-1: 3.00% subordination (Class HI:B-2) & Residual
                                  (Class C)
                    Class HI:B-2: Limited Guaranty plus Residual (Class C)

DISTRIBUTIONS:      The Sub-Pool HI Amount Available will generally consist of payments made on or in respect of the Home Improvement
                    Contracts comprising Sub-Pool HI, and will include amounts otherwise payable to the Servicer (as long as Green Tree is the Servicer) as the Monthly Servicing Fee with respect to the Home Improvement Contracts, and to the Class C
                    Certificateholder.

                    The Amount Available will generally be applied first to the distributions to the Class HI:A Certificateholders, then to the Class HI:M Certificateholders, and then to the Class HI:B Certificateholders.

                    Class HI:A Certificates are senior to Class HI:M and Class HI:B Certificates. Class HI:M Certificates are senior to Class HI:B Certificates.

CLASS HI:A INTEREST Interest will be paid concurrently on each Class of Class
                    HI:A Certificates at the related Pass-Through Rate on the then outstanding related Class Principal Balance. Interest will accrue from the Settlement Date, or from the most recent Payment Date on which interest has been paid to but excluding the following Payment Date. Interest will be computed on 30/360 basis.

                    Interest shortfall will be carried forward, and will bear interest at the applicable Class HI:A Pass-Through Rate, to the extent legally permissible.

[MERRILL LYNCH LOGO]                    2
- --------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

CLASS HI:A PRINCIPAL   After payment of all interest distributable to the Class
                       HI:A Certificateholders, the Sub-Pool HI Senior
                       Percentage of the Sub-Pool HI Formula Principal
                       Distribution Amount will be distributed first to the Class HI:A-1 Certificateholders, until the Class HI:A-1
                       Principal Balance has been reduced to zero, then to the Class HI:A-2 Certificateholders until the Class HI:A-2
                       Principal Balance has been reduced to zero, and then to the Class HI:A-3 Certificateholders until the Class
                       HI:A-3 Principal Balance has been reduced to zero.

                       The Sub-Pool HI Senior Percentage will equal 100% if any of the following exist:
                       i)   it is prior to October 1999 (Month 36);
                       ii) the Class HI:B Principal Balance represents less than 14% of the Scheduled Principal Balance of Sub-Pool HI; and
                       iii) each Class HI:B Principal Distribution Test (See
                            below) is not satisfied.

                       Otherwise, the Senior Percentage will equal a fraction, the numerator of which is the sum of the Class HI:A Principal Balance and the Class HI:M Principal Balance for a given Payment Date, and the denominator of which is the Scheduled Principal Balance of Sub-Pool HI for the immediately preceding Payment Date.

CLASS HI:M-1 INTEREST  After payment of Class HI:A Distribution Amount, interest will be paid to the Class HI:M-1 Certificateholders in an amount equal to the product of (a) the Class HI:M-1 Pass-Through Rate and (b) the then outstanding Class HI:M-1 Principal Balance less the Class HI:M-1 Liquidation Loss Principal Amount. Interest will accrue from the Settlement Date, or from the most recent Payment Date on which interest has been paid, to but excluding the following Payment Date. Interest will be computed on 30/360 basis.

                       Interest shortfall will be carried forward, and will bear interest at the Class HI:M-1 Pass-Through Rate, to the extent legally permissible.

CLASS HI:M-1 PRINCIPAL Class HI:M-1 Certificateholders will not receive principal until Class HI:A Principal Balance has been reduced to zero. At that time Class HI:M-1 will be entitled to receive the Sub-Pool HI Senior Percentage of the Sub-Pool HI Formula Principal Distribution Amount, until the Class HI:M-1 Principal Balance has been reduced to zero.

CLASS HI:M-2 INTEREST  After payment of Class HI:A and Class HI:M-1 Distribution
                       Amount, interest will be paid to the Class HI:M-2 Certificateholders in an amount equal to the product of
                       (a) the Class HI:M-2 Pass-Through Rate and (b) the then outstanding Class HI:M-2 Principal Balance less the Class HI:M-2 Liquidation Loss Principal Amount. Interest will accrue from the Settlement Date, or from the most recent Payment Date on which interest has been paid, to but excluding the following Payment Date. Interest will be computed on 30/360 basis.

                       Interest shortfall will be carried forward, and will bear interest at the Class HI:M-2 Pass-Through Rate, to the extent legally permissible.

CLASS HI:M-2 PRINCIPAL Class HI:M-2 Certificateholders will not receive principal until Class HI:A and Class HI:M-1 Principal Balances have been reduced to zero. At that time Class HI:M-2 will be entitled to receive the Sub-Pool HI Senior Percentage of the Sub-Pool HI Formula Principal Distribution Amount, until the Class HI:M-2 Principal Balance has been reduced to zero.

[MERRILL LYNCH LOGO]                    3
- --------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

CLASS HI:B-1 INTEREST   After payment of Class HI:A, Class HI:M-1 and Class
                        HI:M-2 Distribution Amount, interest will be paid to the Class HI:B-1 Certificateholders in an amount equal to the product of (a) the Class HI:B-1 Pass-Through Rate and (b) the then outstanding Class HI:B-1 Principal
                        Balance less the Class HI:B-1 Liquidation Loss Principal
                        Amount. Interest will accrue from the Settlement Date, or from the most recent Payment Date on which interest has been paid, to but excluding the following Payment
                        Date. Interest will be computed on 30/360 basis.

                        Interest shortfall will be carried forward, and will bear interest at the Class HI:B-1 Pass-Through Rate, to the extent legally permissible.

CLASS HI:B-1 PRINCIPAL  The Class HI:B-1 Certificateholders will not receive principal payments until the Class HI:B Cross-over Date. At that time, to the extent of the amount available after payment of Class HI:A, Class HI:M Distribution Amounts and Class HI:B-1 interest, Class HI:B-1 Certificateholders will receive the Class HI:B Percentage of the Sub-Pool HI Formula Principal Distribution Amount until Class HI:B-1 Principal Balance has been reduced to zero.

                        The Class HI:B Percentage will be equal to 100% minus the Sub-Pool HI Senior Percentage if on or after October 1999, the Class HI:B Principal Balance represents more than 14% of the Scheduled Principal Balance of Sub-Pool HI, and each of the Class HI:B Principal Distribution Tests (See below) are satisfied. The Class HI:B Percentage after the Class HI:A and Class HI:M Principal Balances have been reduced to zero will be equal to 100%.

CLASS HI:B-2 INTEREST   After payment of Class HI:A, Class HI:M-1, Class HI:M-2
                        and Class HI:B-1 Distribution Amounts, interest will be paid to the Class HI:B-2 Certificateholders in an amount equal to the product of (a) the Class HI:B-2 Pass-
                        Through Rate and (b) the then outstanding Class HI:B-2
                        Principal Balance less the Class HI:B-2 Liquidation Loss
                        Principal Amount. The Limited Guaranty will be available to pay interest to the Class HI:B-2 Certificateholders if the Sub-Pool HI Amount Available is not sufficient.
                        Interest will accrue from the Settlement Date, or from the most recent Payment Date on which interest has been paid, to but excluding the following Payment Date.
                        Interest will be computed on 30/360 basis.

                        Interest shortfall will be carried forward, and will bear interest at the Class HI:B-2 Pass-Through Rate, to the extent legally permissible.

CLASS HI:B-2 PRINCIPAL  The Class HI:B-2 Certificateholders will not receive principal payments until the Class HI:B-1 Principal Balance has been reduced to zero. At that time, if each Class HI:B Principal Distribution Test is satisfied (unless the Class HI:A and Class HI:M Principal Balances have been reduced to zero), to the extent of the amount available after payment of the Class HI:A, the Class HI:M and the Class HI:B-1 Distribution Amounts and any amounts actually paid under the Class HI:B-2 Limited Guaranty, the Class HI:B-2 Certificateholders will receive the Class HI:B Percentage of the Sub-Pool HI Formula Principal Distribution Amount until Class HI:B-2 Principal Balance has been reduced to zero.

                        On each Payment Date, the Class HI:B-2
                        Certificateholders will be entitled to receive pursuant to the Class HI:B-2 Limited Guaranty, the Class HI:B-2 Liquidation Loss Principal Amount until the Class HI:B-2 Principal Balance has been reduced to zero.

[MERRILL LYNCH LOGO]                    4
- --------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

LOSSES ON LIQUIDATED
 HI CONTRACTS:       If Net Liquidation Proceeds from Liquidated Contracts in
                     the respective collection period are less than the Scheduled Principal Balance of such Liquidated Contract plus accrued and unpaid interest thereon, the deficiency will be absorbed by the Class C Certificateholder, then the Guaranty Fee otherwise payable to the Company, then the Monthly Servicing Fee otherwise payable to the Servicer (as long as Green Tree is the Servicer), then the Class HI:B-2
                     Certificateholders, then the Class HI:B-1
                     Certificateholders, then the Class HI:M-1
                     Certificateholders and then the Class HI:M-2
                     Certificateholders.

CLASS HI:B-2 LIMITED
 GUARANTY To the extent that the Sub-Pool HI Amount Available is not sufficient, the Limited Guaranty will be available to pay the Class HI:B-2 Liquidation Loss Principal Amount and the Class HI:B-2 Distribution Amount. The Class HI:B-2 Limited Guaranty will be an unsecured general obligation of the Company.

CLASS HI:B PRINCIPAL
DISTRIBUTION TESTS:  (i)   the Sub-Pool HI Average Sixty-Day Delinquency Ratio
                           with respect to Sub-Pool HI as of given Payment Date must not exceed 2.5%;
                     (ii)  the Sub-Pool HI Average Thirty-Day Delinquency Ratio
                           with respect to Sub-Pool HI as of given Payment Date must not exceed 5%;
                     (iii) the Sub-Pool HI Cumulative Realized Losses with
                           respect to Sub-Pool HI as of given Payment Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance of Sub-Pool HI, depending on the year in which such Payment Date occurs;
                     (iv)  the Sub-Pool HI Current Realized Loss Ratio with
                           respect to Sub-Pool HI as of given Payment Date must not exceed 2.5%; and
                     (v)   the Class HI:B Principal Balance divided by the Pool
                           Scheduled Principal Balance of Sub-Pool HI as of the immediately preceding Payment Date must be equal or greater than 14%.


                       HOME EQUITY CERTIFICATE STRUCTURE

CREDIT ENHANCEMENT:  Class HE:A:   13.25% subordination (Class HE:M-1, HE:M-2,
                                   HE:B-1, and HE:B-2) & Residual (Class C)
                     Class HE:M-1: 8.25% subordination (Class HE:M-2, HE:B-1
                                   and HE:B-2) & Residual (Class C)
                     Class HE:M-2: 4.75% subordination (Class HE:B-1 and HE:B-2)
                                   & Residual (Class C)
                     Class HE:B-1: 1.25% subordination (Class HE:B-2) & Residual
                                   (Class C)
                     Class HE:B-2: Limited Guaranty plus Residual (Class C)

DISTRIBUTIONS:       The Sub-Pool HE Amount Available will generally consist of payments made on or in respect of the Home Equity Contracts comprising Sub-Pool HE, and will include amounts otherwise payable to the Servicer (as long as Green Tree is the Servicer) as the Monthly Servicing Fee with respect to the Home Equity Contracts, and to the Class C
                     Certificateholder.

                     The Amount Available will generally be applied first to the distributions to the Class HE:A Certificateholders, then to the Class HE:M Certificateholders, and then to the Class HE:B Certificateholders.

                     Class HE:A Certificates are senior to Class HE:M and Class HE:B Certificates. Class HE:M Certificates are senior to Class HE:B Certificates.

[MERRILL LYNCH LOGO]                    5
- --------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

CLASS HE:A INTEREST    Interest will be paid concurrently on each Class of Class
                       HE:A Certificates at the related Pass-Through Rate on the then outstanding related Class Principal Balance.
                       Interest will accrue from the Settlement Date, or from the most recent Payment Date on which interest has been paid to but excluding the following Payment Date.
                       Interest will be computed on 30/360 basis.

                       Interest shortfall will be carried forward, and will bear interest at the applicable Class HE:A Pass-Through Rate, to the extent legally permissible.

CLASS HE:A PRINCIPAL   After payment of all interest distributable to the Class
                       HE:A Certificateholders, the Sub-Pool HE Senior
                       Percentage of the Sub-Pool HE Formula Principal
                       Distribution Amount will be distributed first to the Class HE:A-1 Certificateholders, until the Class HE:A-1
                       Principal Balance has been reduced to zero, then to the Class HE:A-2 Certificateholders until the Class HE:A-2
                       Principal Balance has been reduced to zero, then to the Class HE:A-3 Certificateholders until the Class HE:A-3
                       Principal Balance has been reduced to zero, and then to the Class HE:A-4 Certificateholders until the Class HE:
                       A-4 Principal Balance has been reduced to zero

                       The Sub-Pool HE Senior Percentage will equal 100% if any of the following exist:
                       i)   it is prior to October 1999 (Month 36);
                       ii) the Class HE:B Principal Balance represents less than 9.50% of the Scheduled Principal Balance of Sub-Pool HE; and
                       iii) each Class HE:B Principal Distribution Test (See
                            below) is not satisfied.

                       Otherwise, the Senior Percentage will equal a fraction, the numerator of which is the sum of the Class HE:A Principal Balance and the Class HE:M Principal Balance for a given Payment Date, and the denominator of which is the Scheduled Principal Balance of Sub-Pool HE for the immediately preceding Payment Date.

CLASS HE:M-1 INTEREST  After payment of Class HE:A Distribution Amount, interest will be paid to the Class HE:M-1 Certificateholders in an amount equal to the product of (a) the Class HE:M-1 Pass-Through Rate and (b) the then outstanding Class HE:M-1 Principal Balance less the Class HE:M-1 Liquidation Loss Principal Amount. Interest will accrue from the Settlement Date, or from the most recent Payment Date on which interest has been paid, to but excluding the following Payment Date. Interest will be computed on 30/360 basis.

                       Interest shortfall will be carried forward, and will bear interest at the Class HE:M-1 Pass-Through Rate, to the extent legally permissible.

CLASS HE:M-1 PRINCIPAL Class HE:M-1 Certificateholders will not receive principal until Class HE:A Principal Balance has been reduced to zero. At that time Class HE:M-1 will be entitled to receive the Sub-Pool HE Senior Percentage of the Sub-Pool HE Formula Principal Distribution Amount, until the Class HE:M-1 Principal Balance has been reduced to zero.

CLASS HE:M-2 INTEREST  After payment of Class HE:A and Class HE:M-1 Distribution
                       Amount, interest will be paid to the Class HE:M-2 Certificateholders in an amount equal to the product of
                       (a) the Class HE:M-2 Pass-Through Rate and (b) the then outstanding Class HE:M-2 Principal Balance less the Class HE:M-2 Liquidation Loss Principal Amount. Interest will accrue from the Settlement Date, or from the most recent Payment Date on which interest has been paid, to but excluding the following Payment Date. Interest will be computed on 30/360 basis.

[MERRILL LYNCH LOGO]                    6
- --------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                       Interest shortfall will be carried forward, and will bear interest at the Class HE:M-2 Pass-Through Rate, to the extent legally permissible.

CLASS HE:M-2 PRINCIPAL Class HE:M-2 Certificateholders will not receive principal until Class HE:A and Class HE:M-1 Principal Balances have been reduced to zero. At that time Class HE:M-2 will be entitled to receive the Sub-Pool HE Senior Percentage of the Sub-Pool HE Formula Principal Distribution Amount, until the Class HE:M-2 Principal Balance has been reduced to zero.

CLASS HE:B-1 INTEREST  After payment of Class HE:A, Class HE:M-1 and Class HE:
                       M-2 Distribution Amounts, interest will be paid to the Class HE:B-1 Certificateholders in an amount equal to the product of (a) the Class HE:B-1 Pass-Through Rate and (b) the then outstanding Class HE:B-1 Principal Balance less the Class HE:B-1 Liquidation Loss Principal Amount. Interest will accrue from the Settlement Date, or from the most recent Payment Date on which interest has been paid, to but excluding the following Payment Date. Interest will be computed on 30/360 basis.

                       Interest shortfall will be carried forward, and will bear interest at the Class HE:B-1 Pass-Through Rate, to the extent legally permissible.

CLASS HE:B-1 PRINCIPAL The Class HE:B-1 Certificateholders will not receive principal payments until the Class HE:B Cross-over Date. At that time, to the extent of the amount available after payment of Class HE:A, Class HE:M Distribution Amounts and Class HE:B-1 interest, Class HE:B-1 Certificateholders will receive the Class HE:B Percentage of the Sub-Pool HE Formula Principal Distribution Amount until Class HE:B-1 Principal Balance has been reduced to zero.
                       The Class HE:B Percentage will be equal to 100% minus the Sub-Pool HE Senior Percentage if on or after October 1999, the Class HE:B Principal Balance represents more than 9.50% of the Scheduled Principal Balance of Sub-Pool HE, and each of the Class HE:B Principal Distribution Tests (See below) are satisfied. The Class HE:B Percentage after the Class HE:A and Class HE:M Principal Balances have been reduced to zero will be equal to 100%.

CLASS HE:B-2 INTEREST  After payment of Class HE:A, Class HE:M-1, Class HE:M-2 and Class HE:B-1 Distribution Amounts, interest will be paid to the Class HE:B-2 Certificateholders in an amount equal to the product of (a) the Class HE:B-2 Pass-Through Rate and (b) the then outstanding Class HE:B-2 Principal Balance less the Class HE:B-2 Liquidation Loss Principal Amount. The Limited Guaranty will be available to pay interest to the Class HE:B-2 Certificateholders if the Sub-Pool HE Amount Available is not sufficient. Interest will accrue from the Settlement Date, or from the most recent Payment Date on which interest has been paid, to but excluding the following Payment Date. Interest will be computed on 30/360 basis.

                       Interest shortfall will be carried forward, and will bear interest at the Class HE:B-2 Pass-Through Rate, to the extent legally permissible.

[MERRILL LYNCH LOGO]                    7
- --------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

CLASS HE:B-2 PRINCIPAL  The Class HE:B-2 Certificateholders will not receive principal payments until the Class HE:B-1 Principal Balance has been reduced to zero. At that time, if each Class HE:B Principal Distribution Test is satisfied (unless the Class HE:A and Class HE:M Principal Balances have been reduced to zero), to the extent of the amount available after payment of the Class HE:A, the Class HE:M and the Class HE:B-1 Distribution Amounts and any amounts actually paid under the Class HE:B-2 Limited Guaranty, the Class HE:B-2 Certificateholders will receive the Class HE:B Percentage of the Sub-Pool HE Formula Principal Distribution Amount until Class HE:B-2 Principal Balance has been reduced to zero.

                        On each Payment Date, the Class HE:B-2
                        Certificateholders will be entitled to receive pursuant to the Class HE:B-2 Limited Guaranty, the Class HE:B-2 Liquidation Loss Principal Amount until the Class HE:B-2 Principal Balance has been reduced to zero.

LOSSES ON LIQUIDATED
 HE CONTRACTS:          If Net Liquidation Proceeds from Liquidated Contracts
                        in the respective collection period are less than the Scheduled Principal Balance of such Liquidated Contract plus accrued and unpaid interest thereon, the deficiency will be absorbed by the Class C Certificateholder, then the Guaranty Fee otherwise payable to the Company, then the Monthly Servicing Fee otherwise payable to the Servicer (as long as Green Tree is the Servicer), then the Class HE:B-2 Certificateholders, then the Class HE:
                        B-1 Certificateholders, then the Class HE:M-1
                        Certificateholders and then the Class HE:M-2
                        Certificateholders.

CLASS HE:B-2 LIMITED
GUARANTY To the extent that the amount available is not sufficient, the Limited Guaranty will be available to pay Class HE:B-2 Liquidation Loss Principal Amount and Class HE:B-2 Distribution Amount. The Class HE:B-2 Limited Guaranty will be an unsecured general obligation of the Company.

CLASS HE:B PRINCIPAL
DISTRIBUTION TESTS:     (i)   the Sub-Pool HE Average Sixty-Day Delinquency
                              Ratio with respect to Sub-Pool HE as of given
                              Payment Date must not exceed 2.5%;
                        (ii)  the Sub-Pool HE Average Thirty-Day Delinquency
                              Ratio with respect to Sub-Pool HE as of given
                              Payment Date must not exceed 5%;

                        (iii) the Sub-Pool HE Cumulative Realized Losses with
                              respect to Sub-Pool HE as of given Payment Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance of Sub-Pool HE, depending on the year in which such Payment Date occurs;
                        (iv) the Sub-Pool HE Current Realized Loss Ratio with respect to Sub-Pool HE as of given Payment Date must not exceed 2.0%; and
                        (v) the Class HE:B Principal Balance divided by the Pool Scheduled Principal Balance of Sub-Pool HE as of the immediately preceding Payment Date must be equal or greater than 9.50%.

[MERRILL LYNCH LOGO]                    8
- --------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                          HOME IMPROVEMENT CONTRACTS

     The Home Improvement Contracts comprising Sub-Pool HI consist of conventional and FHA-insured home improvement contracts and promissory notes. The obligations of the Obligor under each Home Improvement Contract are secured by the related real estate.

     The information concerning the Initial Home Improvement Contracts presented below is based on a pool originated through September 1, 1996. Green Tree intends to acquire and sell additional Home Improvement Contracts, which are sufficient to support the balance of Home Improvement Certificates sold, to the Trust by the Closing Date. Although the characteristics of the final pool of Home Improvement Contracts will differ from the characteristics of the Initial Home Improvement Contracts shown below, Green Tree does not expect that the characteristics of the additional Home Improvement Contracts sold to the Trust will vary materially from the information concerning the Initial Home Improvement Contracts herein.


                 THE INITIAL HOME IMPROVEMENT CONTRACT SUB-POOL

               Number of Contracts in Sub-Pool:            9,455
               Wgt. Avg. Contract Rate:                   11.52%
               Range of Rates:                    5.90% - 16.99%
               Wgt. Avg. Orig. Maturity:                203 mos.
               Wgt. Avg. Rem. Maturity:                 202 mos.
               Avg. Rem Princ. Balance:                  $16,876


                GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES
                       INITIAL HOME IMPROVEMENT CONTRACTS

                               % of HI Contract                        % of HI Contract Sub-Pool
                   Number     Sub-Pool by Number  Aggregate Principal       by Outstanding
State           of Contracts     of Contracts     Balance Outstanding      Principal Balance
- -----           ------------  ------------------  -------------------  -------------------------
CA                 1,224            12.94%          $ 31,191,723.68              19.54%
NJ                   709             7.49%            11,930,554.39               7.47%
NY                   678             7.17%            11,768,136.79               7.37%
FL                   601             6.36%            10,125,431.09               6.34%
MI                   516             5.46%             8,053,588.37               5.05%
Other States*      5,727            60.58%            86,493,503.21              54.23%
                   -----           -------          ---------------             -------

   Total           9,455           100.00%          $159,562,937.53             100.00%
                   =====           =======          ===============             =======

- ------------------
* No one State in this category constitutes more than 5% of the Sub-Pool HI Outstanding Principal Balance.


           YEARS OF ORIGINATION OF INITIAL HOME IMPROVEMENT CONTRACTS

                                                       % of HI Contract Sub-Pool
                      Number of   Aggregate Principal       by Outstanding
Year of Origination   Contracts   Balance Outstanding      Principal Balance
- -------------------   ---------   -------------------  -------------------------
1990                        1      $     11,934.29               0.01%
1991                        0                 0.00               0.00%
1992                        0                 0.00               0.00%
1993                        2            50,732.39               0.03%
1994                        1             9,367.86               0.01%
1995                       31           510,644.71               0.32%
1996                    9,420       158,980,258.28              99.63%
                        -----      ---------------             -------

   Total                9,455      $159,562,937.53             100.00%
                        =====      ===============             =======

[MERRILL LYNCH LOGO]                    9
- --------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

       DISTRIBUTION OF ORIGINAL INITIAL HOME IMPROVEMENT CONTRACT AMOUNTS

                                                              % of HI Contract Sub-Pool
Original HI Contract          Number of  Aggregate Principal       by Outstanding
Amount (in Dollars)           Contracts  Balance Outstanding      Principal Balance
- --------------------          ---------  -------------------  -------------------------
Less than $10,000               2,387      $ 16,946,420.94              10.62%
Between $10,000 - $19,999       4,232        61,331,294.71              38.44%
Between $20,000 - $29,999       1,891        44,962,877.87              28.18%
Between $30,000 - $39,999         602        20,158,600.74              12.63%
Between $40,000 - $49,999         276        11,575,429.05               7.25%
Between $50,000 - $59,999          30         1,591,589.87               1.00%
Between $60,000 - $69,999          16         1,024,796.52               0.64%
Between $70,000 - $79,999          12           902,391.23               0.57%
Between $80,000 - $89,999           2           169,014.23               0.11%
Between $90,000 - $99,999           0                 0.00               0.00%
Between $100,000 - $109,999         2           189,900.81               0.12%
Between $110,000 - $119,999         1           116,200.90               0.07%
Between $120,000 - $129,999         2           248,760.03               0.16%
Between $130,000 - $139,999         0                 0.00               0.00%
Between $140,000 - $149,999         1           147,223.23               0.09%
Between $150,000 - $159,999         0                 0.00               0.00%
Between $160,000 - $169,999         0                 0.00               0.00%
Between $170,000 - $179,999         0                 0.00               0.00%
Between $180,000 - $189,999         0                 0.00               0.00%
Between $190,000 - $199,999         1           198,437.37               0.12%
                                -----      ---------------             -------
   Total                        9,455      $159,562,937.53             100.00%
                                =====      ===============             =======


                    INITIAL HOME IMPROVEMENT CONTRACT RATES

                                                           % of HI Contract Sub-Pool
Range of HI Contracts by   Number of  Aggregate Principal       by Outstanding
Contract Rate              Contracts  Balance Outstanding      Principal Balance
- -------------              ---------  -------------------  -------------------------
From 0.00% - 9.00%             172      $  4,258,249.20               2.67%
From 9.01% - 10.00%          1,089        23,984,570.15              15.03%
From 10.01% - 11.00%         2,882        57,491,083.95              36.03%
From 11.01% - 12.00%         1,682        29,347,296.61              18.39%
From 12.01% - 13.00%         1,720        23,020,535.34              14.43%
From 13.01% - 14.00%         1,532        18,166,680.99              11.39%
From 14.01% - 15.00%           293         2,643,060.64               1.66%
From 15.01% - 16.00%            78           612,091.18               0.38%
From 16.01% - 17.00%             7            39,369.47               0.02%
Over 17.01%                      0                 0.00               0.00%
                             -----      ---------------             -------
   Total                     9,455      $159,562,937.53             100.00%
                             =====      ===============             =======

[MERRILL LYNCH LOGO]                    10
- --------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

       REMAINING MONTHS TO MATURITY OF INITIAL HOME IMPROVEMENT CONTRACTS

                                                       % of HI Contract Sub-Pool
                      Number of   Aggregate Principal       by Outstanding
Months Remaining      Contracts   Balance Outstanding      Principal Balance
- ----------------      ---------   -------------------  -------------------------
Less than 31               28      $    151,035.59               0.09%
31-60                     769         6,407,450.45               4.02%
61-90                     417         3,971,358.55               2.49%
91-120                  2,718        34,288,815.88              21.49%
121-150                   100         1,263,970.17               0.79%
151-180                 2,428        43,288,395.35              27.13%
181-210                     6            71,669.64               0.04%
211-240                 1,111        22,852,028.35              14.32%
241-270                     2            36,162.41               0.02%
271-300                 1,875        47,200,835.47              29.59%
301-330                     0                 0.00               0.00%
331-360                     1            31,215.67               0.02%
                        -----      ---------------             -------
   Total                9,455      $159,562,937.53             100.00%
                        =====      ===============             =======

              LIEN POSITION OF INITIAL HOME IMPROVEMENT CONTRACTS

                              % of HI Contract                        % of HI Contract Sub-Pool
                  Number     Sub-Pool by Number  Aggregate Principal       by Outstanding
               of Contracts     of Contracts     Balance Outstanding      Principal Balance
               ------------  ------------------  -------------------  -------------------------
First               509             5.38%          $  7,621,338.09               4.78%
Second            7,306            77.27%           124,826,299.88              78.23%
Third             1,627            17.21%            26,869,263.93              16.84%
Fourth*              13             0.14%               246,035.63               0.15%
                  -----           -------          ---------------             -------
   Total          9,455           100.00%          $159,562,937.53             100.00%
                  =====           =======          ===============             =======

- ---------------------
* Includes two Contracts, lien positions with respect to which have not been verified.

[MERRILL LYNCH LOGO]                    11
- --------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                             HOME EQUITY CONTRACTS

    The Home Equity Contracts comprising Sub-Pool HE consist of closed-end home equity loans. The obligations of the Obligor under each Home Equity Contract are secured by the related real estate.


                       THE HOME EQUITY CONTRACT SUB-POOL

               Number of Contracts in pool:              4,029
               Wgt. Avg. Contract Rate:                 12.39%
               Range of Rates:                  1.24% - 19.00%
               Wgt. Avg. Orig. Maturity:              202 mos.
               Wgt. Avg. Rem. Maturity:               201 mos.
               Avg. Rem Princ. Balance:                $46,704
               Wgt. Avg. CLTV                            85.2%


                 GEOGRAPHIC DISTRIBUTION OF MORTGAGE PROPERTIES
                             HOME EQUITY CONTRACTS

                              % of HE Contract                         % of HE Contract Sub-Pool
                  Number     Sub-Pool by Number  Aggregate Principal        by Outstanding
State          of Contracts     of Contracts     Balance Outstanding       Principal Balance
- -----          ------------  ------------------  --------------------  -------------------------
GA                  529            13.14%          $ 25,434,468.20              13.52%
OH                  395             9.80%            21,358,613.55              11.35%
NC                  447            11.09%            20,485,107.10              10.89%
FL                  501            12.44%            18,796,896.49               9.99%
SC                  358             8.89%            15,929,889.78               8.47%
PA                  292             7.25%            12,457,060.37               6.62%
MD                  212             5.26%            12,418,084.60               6.60%
Other States*     1,295            32.13%            61,290,535.04              32.56%
                  -----           -------          ---------------             -------
   Total          4,029           100.00%          $188,170,655.13             100.00%
                  =====           =======          ===============             =======

- -------------------
* No one State in this category constitutes more than 5% of the Sub-Pool HE Outstanding Principal Balance.


                 YEARS OF ORIGINATION OF HOME EQUITY CONTRACTS

                                                        % of HE Contract Sub-Pool
                        Number of  Aggregate Principal       by Outstanding
Year of Origination     Contracts  Balance Outstanding      Principal Balance
- -------------------     ---------  -------------------  -------------------------
1990                          1      $     89,970.92               0.05%
1991                          0                 0.00               0.00%
1992                          0                 0.00               0.00%
1993                          2           173,278.18               0.09%
1994                          1            69,697.13               0.04%
1995                         21         1,097,113.38               0.58%
1996**                    4,004       186,740,595.52              99.24%
                          -----      ---------------             -------
   Total                  4,029      $188,170,655.13             100.00%
                          =====      ===============             =======

- ---------------------
** Includes one Contract, year of origination with respect to which has not been verified.

[MERRILL LYNCH LOGO]                    12
- --------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

             DISTRIBUTION OF ORIGINAL HOME EQUITY CONTRACT AMOUNTS

                                                                   % of HE Contract Sub-Pool
Original HE Contract           Number of     Aggregate Principal         by Outstanding
Amount (in Dollars)            Contracts     Balance Outstanding        Principal Balance
- -------------------            ---------     -------------------        -----------------
Less than $10,000                  56          $    400,523.12               0.21%
Between $10,000 - $19,999         728            10,735,505.75               5.71%
Between $20,000 - $29,999         737            17,898,018.98               9.51%
Between $30,000 - $39,999         615            21,201,088.79              11.27%
Between $40,000 - $49,999         511            22,676,674.44              12.04%
Between $50,000 - $59,999         375            20,365,405.37              10.82%
Between $60,000 - $69,999         267            17,215,579.52               9.15%
Between $70,000 - $79,999         217            16,143,848.10               8.58%
Between $80,000 - $89,999         123            10,341,930.14               5.50%
Between $90,000 - $99,999         108            10,221,493.48               5.43%
Between $100,000 - $109,999        61             6,372,891.60               3.39%
Between $110,000 - $119,999        46             5,267,339.57               2.80%
Between $120,000 - $129,999        50             6,224,535.82               3.31%
Between $130,000 - $139,999        28             3,757,024.72               2.00%
Between $140,000 - $149,999        26             3,765,033.54               2.00%
Between $150,000 - $159,999        18             2,772,198.58               1.47%
Between $160,000 - $169,999        15             2,458,504.58               1.31%
Between $170,000 - $179,999         6             1,045,159.33               0.56%
Between $180,000 - $189,999        10             1,829,535.49               0.97%
Between $190,000 - $199,999         8             1,562,557.23               0.83%
Between $200,000 - $249,999        17             3,781,917.09               2.01%
Between $250,000 - $299,999         3               855,400.23               0.45%
Between $300,000 - $349,999         3               914,489.66               0.49%
Over    $350,000                    1               364,000.00               0.19%
                                -----          ---------------             ------
     Total                      4,029          $188,170,655.13             100.00%
                                =====          ===============             ======


                          HOME EQUITY CONTRACT RATES

                                                                   % of HE Contract Sub-Pool
Range of HE Contracts          Number of     Aggregate Principal         by Outstanding
by Contract Rate               Contracts     Balance Outstanding        Principal Balance
- -------------------            ---------     -------------------        -----------------
From 0.00% -  9.00%                12          $    736,795.84               0.39%
From 9.01% - 10.00%               111             8,252,593.36               4.39%
From 10.01% - 11.00%              389            25,153,983.57              13.37%
From 11.01% - 12.00%              809            45,098,919.28              23.97%
From 12.01% - 13.00%            1,201            60,733,567.09              32.27%
From 13.01% - 14.00%              679            27,006,105.52              14.35%
From 14.01% - 15.00%              415            11,905,412.60               6.33%
From 15.01% - 16.00%              282             6,642,079.16               3.53%
From 16.01% - 17.00%               89             1,865,300.48               0.99%
Over 17.01%                        42               775,898.23               0.41%
                                -----          ---------------             ------
     Total                      4,029          $188,170,655.13             100.00%
                                =====          ===============             ======

[MERRILL LYNCH LOGO]                    13
- --------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

             REMAINING MONTHS TO MATURITY OF HOME EQUITY CONTRACTS

                                                          % of HE Contract Sub-Pool
                      Number of     Aggregate Principal         by Outstanding
Months Remaining      Contracts     Balance Outstanding       Principal Balance
- ----------------      ----------    -------------------       -------------------
31-45                      1         $      3,324.52               0.00%
46-60                     58              877,114.51               0.47%
61-75                      6               68,228.61               0.04%
76-90                     22              370,450.00               0.20%
91-105                     5              125,139.41               0.07%
106-120                  302            6,426,680.69               3.42%
121-135                    2               37,427.20               0.02%
136-150                   10              392,499.50               0.21%
151-165                    5              102,503.68               0.05%
166-180                2,477          124,427,264.49              66.11%
181-195                    0                    0.00               0.00%
196-210                    0                    0.00               0.00%
211-225                    2              103,879.17               0.06%
226-240                  983           43,800,729.43              23.28%
241-255                    0                    0.00               0.00%
256-270                    0                    0.00               0.00%
271-285                    1               47,000.00               0.02%
286-300                    3              225,102.99               0.12%
301-315                    0                    0.00               0.00%
316-330                    0                    0.00               0.00%
331-345                    1               69,697.13               0.04%
346-360                  151           11,093,613.80               5.90%
                       -----         ---------------             ------
     Total             4,029         $188,170,655.13            100.00%
                       =====         ===============            ======

                    LIEN POSITION OF HOME EQUITY CONTRACTS

                                                 % of HE Contract                              % of HE Contract Sub-Pool
                                 Number         Sub-Pool by Number      Aggregate Principal          by Outstanding
                              of Contracts         of Contracts         Balance Outstanding        Principal Balance
                            ----------------    -------------------     -------------------        ------------------
First                            2,322                57.63%               $143,982,035.61                76.51%
Second                           1,659                41.18%                 43,402,137.36                23.07%
Third or Lower                      48                 1.19%                    786,482.16                 0.42%
                                 -----               ------                ---------------               ------
     Total                       4,029               100.00%               $188,170,655.13               100.00%
                                 =====               ======                ===============               ======

[MERRILL LYNCH LOGO]                    14
- --------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

             ORIGINAL LOAN-TO-VALUE RATIO OF HOME EQUITY CONTRACTS


                                                                             % of HE Contract Sub-Pool
                                  Number of            Aggregate Principal        by Outstanding
Loan-to-Value Ratio               Contracts            Balance Outstanding       Principal Balance
- ----------------------            ---------            -------------------       -----------------
From   0.00% - 10.00%                125                   $  1,634,894.93               0.87%
From 10.01% - 20.00%                 703                     13,464,204.24               7.16%
From 20.01% - 30.00%                 586                     16,481,165.93               8.76%
From 30.01% - 40.00%                 243                      8,605,226.10               4.57%
From 40.01% - 50.00%                  99                      3,818,102.43               2.03%
From 50.01% - 60.00%                  82                      3,426,541.89               1.82%
From 60.01% - 70.00%                 245                     11,385,364.96               6.05%
From 70.01% - 80.00%                 667                     35,259,831.51              18.74%
From 80.01% - 90.00%               1,008                     72,397,058.80              38.47%
Over 90.01%                          271                     21,698,264.34              11.53%
                                   -----                   ---------------             ------
   Total                           4,029                   $188,170,655.13             100.00%
                                   =====                   ===============             ======



             COMBINED LOAN-TO-VALUE RATIO OF HOME EQUITY CONTRACTS


                                                                             % of HE Contract Sub-Pool
                                  Number of            Aggregate Principal        by Outstanding
Loan-to-Value Ratio(1)            Contracts            Balance Outstanding       Principal Balance
- ----------------------            ---------            -------------------       -----------------
Less than 61%                        232                   $  6,811,320.51               3.62%
61% - 65%                             90                      4,040,615.03               2.15%
66% - 70%                            178                      7,751,648.47               4.12%
71% - 75%                            293                     13,192,306.59               7.01%
76% - 80%                            484                     24,873,777.88              13.22%
81% - 85%                            506                     28,453,190.30              15.12%
86% - 90%                          1,033                     59,182,058.88              31.45%
91% - 95%                            715                     32,323,814.60              17.18%
Over 95%                             498                     11,541,922.87               6.13%
                                   -----                   ---------------             ------
   Total                           4,029                   $188,170,655.13             100.00%
                                   =====                   ===============             ======



[MERRILL LYNCH LOGO]                    15
- --------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                         CPR PREPAYMENT SENSITIVITIES
                  FOR HOME IMPROVEMENT CONTRACT CERTIFICATES

                  11% CPR        13% CPR        15% CPR        17% CPR        19% CPR
               WAL/Maturity   WAL/Maturity   WAL/Maturity   WAL/Maturity   WAL/Maturity
               -------------  -------------  -------------  -------------  -------------
To Call
A-1             1.40 / 09/99   1.22 / 05/99   1.08 / 01/99   0.97 / 10/98   0.87 / 08/98
A-2             3.94 / 10/01   3.47 / 03/01   3.09 / 10/00   2.77 / 05/00   2.50 / 12/99
A-3             7.24 / 01/07   6.52 / 11/05   5.91 / 02/05   5.37 / 06/04   4.88 / 10/03
M-1            12.10 / 12/10  10.77 / 06/08   9.41 / 07/06   8.33 / 03/05   7.49 / 04/04
M-2            14.21 / 12/10  11.71 / 06/08   9.79 / 07/06   8.46 / 03/05   7.54 / 04/04
B-1             6.40 / 05/05   5.69 / 08/04   5.14 / 12/03   4.67 / 04/03   4.38 / 11/02
B-2            11.95 / 12/10  10.37 / 06/08   9.05 / 07/06   8.03 / 03/05   7.29 / 04/04

To Maturity
M-1            12.10 / 01/11  11.00 / 12/09   9.98 / 12/08   9.13 / 12/07   8.38 / 01/07
M-2            17.57 / 08/21  16.37 / 08/21  15.26 / 08/21  14.21 / 08/21  13.22 / 08/21
B-2            12.87 / 08/21  11.74 / 08/21  10.80 / 08/21   9.97 / 08/21   9.33 / 08/21

                         CPR PREPAYMENT SENSITIVITIES
                     FOR HOME EQUITY CONTRACT CERTIFICATES

               50% of Base*   75% of Base*   100% of Base*  125% of Base*  150% of Base*
               WAL/Maturity   WAL/Maturity   WAL/Maturity   WAL/Maturity   WAL/Maturity
                              -------------  -------------  -------------  -------------
To Call
A-1             1.82 / 05/00   1.33 / 04/99   1.06 / 09/98   0.89 / 05/98   0.78 / 02/98
A-2             5.61 / 10/04   3.98 / 07/02   3.06 / 03/01   2.47 / 04/00   2.07 / 08/99
A-3             9.15 / 02/07   6.60 / 04/04   5.08 / 07/02   4.05 / 05/01   3.30 / 07/00
A-4            12.72 / 12/10   9.60 / 06/08   7.48 / 07/06   6.00 / 08/04   4.91 / 04/03
M-1            14.21 / 12/10  11.71 / 06/08   9.79 / 07/06   8.38 / 03/05   7.23 / 04/04
M-2            14.21 / 12/10  11.71 / 06/08   9.79 / 07/06   8.46 / 03/05   7.54 / 04/04
B-1             9.55 / 12/10   6.99 / 10/07   5.38 / 04/05   4.70 / 01/04   4.39 / 04/03
B-2            14.21 / 12/10  11.66 / 06/08   9.62 / 07/06   8.26 / 03/05   7.36 / 04/04

To Maturity
A-4            12.85 / 07/11   9.64 / 04/09   7.48 / 07/06   6.00 / 08/04   4.91 / 04/03
M-1            14.79 / 07/11  13.94 / 07/11  11.23 / 10/09   9.07 / 05/07   7.48 / 07/05
M-2            18.04 / 06/26  16.00 / 06/26  14.84 / 06/26  12.98 / 06/26  11.08 / 06/26
B-2            15.74 / 06/26  13.95 / 06/26  11.72 / 06/26  10.11 / 06/26   8.98 / 06/26

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* 100% Base (100% Prepayment Assumption) assumes a conditional prepayment rate of 4% per annum of the then outstanding principal balance of the Home Equity Contracts in the first month of the life of the Home Equity Contracts and an additional 1.45% (precisely, 16/11%) per annum in each month thereafter until the twelfth month. Beginning in twelfth month and in each month thereafter, the conditional prepayment rate is 20%.

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

     The attached tables and other statistical analyses (the "Term Sheet") are privileged and confidential and are intended for use by the addressee only.
This Term Sheet is furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be subsequently filed with the Securities and Exchange Commission. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

     Numerous assumptions were used in preparing the Term Sheet which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Term Sheet in any particular context; or as to whether the Term Sheet and/or the assumptions upon which it is based reflect present market conditions or future market performance. This Term Sheet should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

     Any yields or weighted average lives shown in the Term Sheet are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Term Sheet. Furthermore, unless otherwise provided, the Term Sheet assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Term Sheet due to differences between the actual underlying assets and the hypothetical assets used in preparing the Term Sheet. The principal amount and designation of any security described in the Term Sheet are subject to change prior to issuance.

     Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitations or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Term Sheet on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk and (212) 449-3659.

     Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

     If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


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